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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Frederick W. Buckman and Richard T. O'Brien, and each of them, his or her true and lawful attorneys and agents, with full power of substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements under The Securities Act of 1933, prepared in connection with the securities of PacifiCorp in the form of Common Stock, Preferred Stock, First Mortgage and Collateral Trust Bonds and/or Other Debt Securities, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


         Dated:  May 13, 1998            /s/ W. Charles Armstrong
                                         --------------------------------------
                                         W. Charles Armstrong


         Dated:  May 13, 1998            /s/ Kathryn A. Braun
                                         --------------------------------------
                                         Kathryn A. Braun


         Dated:  May 13, 1998            /s/ C. Todd Conover
                                         --------------------------------------
                                         C. Todd Conover


         Dated:  May 13, 1998            /s/ Nolan E. Karras
                                         --------------------------------------
                                         Nolan E. Karras


         Dated:  May 13, 1998            /s/ Keith R. McKennon
                                         --------------------------------------
                                         Keith R. McKennon


         Dated:  May 12, 1998            /s/ Robert G. Miller
                                         --------------------------------------
                                         Robert G. Miller
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         Dated:  May 13, 1998            /s/ Alan K. Simpson
                                         --------------------------------------
                                         Alan K. Simpson


         Dated:  May 13, 1998            /s/ Verl R. Topham
                                         --------------------------------------
                                         Verl R. Topham


         Dated:  May 13, 1998            /s/ Nancy Wilgenbusch
                                         --------------------------------------
                                         Nancy Wilgenbusch


         Dated:  May 28, 1998            /s/ Peter I. Wold
                                         --------------------------------------
                                         Peter I. Wold